PRESS RELEASE

Mellanox Technologies, Ltd.

Investor Contact
ir@mellanox.com

Israel IR Contact
Emanuel Kahana
Gelbart Kahana Investor Relations
+972-3-607-47-17
mano@gk-biz.com

Mellanox Delivers Record Revenue for the Third Quarter of 2019
Achieves $335.3 million revenue, up 20% year-over-year and up 8% quarter-over-quarter
Trailing 12 months GAAP operating margin 14.5%; Non-GAAP operating margin 27.8%
Record cash flow from operations of $130 million

SUNNYVALE, Calif. and YOKNEAM, ISRAEL — October 30, 2019 - Mellanox® Technologies, Ltd. (NASDAQ: MLNX), a leading supplier of high-performance, end-to-end interconnect solutions for data center servers and storage systems, today announced preliminary financial results for its third quarter ended September 30, 2019.
“Mellanox delivered record revenue and cash flow from operations in the third quarter, with growth across all our major product lines. Sales of our Ethernet adapter solutions grew 28% quarter-over-quarter, and continue to lead the market for data rates of 25 gigabit per second and above. We started shipping ConnectX-6 Dx, the world’s first 200 gigabit per second Ethernet adapter with built in crypto acceleration, which will allow security to be deployed throughout enterprise and cloud data centers. We are also seeing healthy adoption of our Ethernet switches across a broad range of data center applications, including hyperscale, cloud, storage, and financial markets, resulting in 25% growth over the prior quarter,” said Eyal Waldman, president and CEO of Mellanox Technologies. “Our InfiniBand solutions grew as well, driven by the ramp of our 200 gigabit per second HDR solutions in the high performance computing, artificial intelligence, cloud, and storage market segments. As one key example, Microsoft is now offering InfiniBand HDR connected nodes in the Azure cloud for high performance computing workloads,” continued Waldman. “We are pleased with the strong traction of our adapters and switches in the data center, as well as our solid financial results for the third quarter.”

Third Quarter 2019 - Highlights

•	Revenue of $335.3 million in the third quarter, an increase of 20.1 percent, compared to $279.2 million in the third quarter of 2018.

•	GAAP gross margins of 64.9 percent in the third quarter, compared to 65.8 percent in the third quarter of 2018.

•	Non-GAAP gross margins of 68.1 percent in the third quarter, compared to 69.6 percent in the third quarter of 2018.

•	GAAP operating income of $48.9 million in the third quarter, compared to $39.5 million in the third quarter of 2018.

•	Non-GAAP operating income of $95.1 million in the third quarter, or 28.4 percent of revenue, compared to $73.2 million, or 26.2 percent of revenue in the third quarter of 2018.

•	GAAP net income of $44.2 million in the third quarter, compared to $37.1 million in the third quarter of 2018.

•	Non-GAAP net income of $93.9 million in the third quarter, compared to $71.4 million in the third quarter of 2018.

•	GAAP net income per diluted share of $0.78 in the third quarter, compared to $0.68 in the third quarter of 2018.

•	Non-GAAP net income per diluted share of $1.69 in the third quarter, compared to $1.33 in the third quarter of 2018.

•	$130.0 million in cash provided by operating activities in the third quarter, compared to $66.4 million in the third quarter of 2018.

•	Cash, cash equivalents and short-term investments totaled $742.5 million at September 30, 2019, compared to $610.6 million at June 30, 2019.

Commentary Regarding Mellanox Acquisition by NVIDIA
As announced on March 11, 2019, NVIDIA Corporation intends to acquire all the issued and outstanding common shares of Mellanox for $125 per share in cash. Due to the pending acquisition, Mellanox will not hold an earnings conference call and has suspended the practice of providing forward-looking guidance.

Recent Mellanox Press Release Highlights

•	October 15, 2019	Mellanox Propels NVMe/TCP and RoCE Fabrics to New Heights
•	October 7, 2019	Mellanox Releases Independent Report Demonstrating ConnectX Ethernet NICs Outperform Competition and Ships First ConnectX-6 Dx Secure SmartNICs
•	September 25, 2019	Mellanox Announces Support Solutions for SONiC Open Source Network Operating System
•	September 11, 2019	Mellanox to Ship Record of More Than One Million ConnectX Adapters in Q3 2019
•	September 3, 2019	Mellanox Introduces New LinkX® 200G & 400G Cables & Transceivers at CIOE, Shenzhen, China and ECOC, Dublin, Ireland 2019
•	August 26, 2019	Mellanox Works with VMware and NVIDIA to Enable High Performance Virtualized Machine Learning Solutions
•	August 26, 2019	Mellanox Introduces Revolutionary ConnectX-6 Dx and BlueField-2 Secure Cloud SmartNICs and I/O Processing Unit Solutions
•	August 7, 2019	Mellanox Ethernet and InfiniBand Solutions Deliver Breakthrough Performance for AMD EPYC™ 7002 Processor Based Data Centers
•	July 24, 2019	Mellanox Delivers Record Revenue for the Second Quarter of 2019

About Mellanox
Mellanox Technologies (NASDAQ: MLNX) is a leading supplier of end-to-end Ethernet and InfiniBand intelligent interconnect solutions and services for servers, storage, and hyper-converged infrastructure. Mellanox’s intelligent interconnect solutions increase data center efficiency by providing the highest throughput and lowest latency, delivering data faster to applications, unlocking system performance and improving security. Mellanox offers a choice of high-performance solutions: network and multicore processors, network adapters, switches, cables, software and silicon, that accelerate application runtime and maximize business results for a wide range of markets including high performance computing, enterprise data centers, cloud, storage, cyber security, telecom and financial services. More information is available at: www.mellanox.com.

Mellanox has achieved and maintained the highest ISS Quality Score possible beginning in May of 2017 and through the date of this release, October 30, 2019.

GAAP to Non-GAAP Reconciliation
To supplement our consolidated financial statements presented in accordance with generally accepted accounting principles (GAAP), Mellanox uses non-GAAP measures of net income which are adjusted from results based on GAAP to exclude share-based compensation expense, amortization expense of acquired intangible assets, settlement costs, acquisition and other charges, restructuring and impairment charges, gain on investments in privately-held companies, non-operating foreign exchange gains and losses, and income tax effects and adjustments. Settlement costs represent the charges related to the settlement of a contingent royalty obligation. Acquisition and other charges include expenses related to acquisitions of other companies, expenses related to the proxy contest, and expenses related to the pending acquisition of Mellanox by NVIDIA. Restructuring and impairment charges include impairment charges related to our investment in privately-held companies, as well as costs that are the result of restructuring, consisting of employee termination and severance costs, facilities related costs, contract cancellation charges, and impairment of long-lived assets. Gain on investments in privately-held companies represents the realized and unrealized gain related to our private company investees. Non-operating foreign exchange gains and losses include the gains and losses as a result of remeasuring our balance sheet items denominated in foreign currencies and the gains and losses associated with the related hedging instruments. The purpose of income tax effects and adjustments is to exclude tax consequences associated with the above excluded income and expense items, the non-cash impact on the tax provision pertaining to changes in deferred tax assets associated with carryforward losses, and reversals of valuation allowances. Shares used in computing non-GAAP diluted earnings per share represents GAAP basic shares plus total options vested and exercisable. The company believes the non-GAAP results provide useful information to both management and investors, as these non-GAAP results exclude income and expenses that are not indicative of our core operating results. Management believes it is useful to exclude share-based compensation expense, amortization expense of acquired intangible assets, settlement costs, acquisition and other charges, restructuring and impairment charges, gain on investments in privately-held companies, non-operating foreign exchange gains and losses, and income tax effects and adjustments because it enhances investors' ability to understand our business from the same perspective as management, which believes that such items are not directly attributable to nor reflect the underlying performance of the company's business operations. Further, management believes certain non-cash charges such as share-based compensation, amortization of acquired intangible assets, impairment charges, changes related to the utilization of deferred taxes and the net impact on the company's tax provision for non-GAAP adjustments do not reflect the cash operating results of the business. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for or superior to GAAP results. These non-GAAP measures may be different than the non-GAAP measures used by other companies. A reconciliation of GAAP to non-GAAP condensed consolidated statements of operations is also presented in the financial statements portion of this release and is posted under the "Investor Relations" section on our website.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
All statements included or incorporated by reference in this release, other than statements or characterizations of historical fact, are forward-looking statements, statements related to trends in the market for our solutions and services, opportunities for our company in 2019 and beyond, future product capabilities and the acquisition of Mellanox by NVIDIA. These forward-looking statements are based on our current expectations, estimates and projections about our industry and business, management's beliefs and certain assumptions made by us, all of which are subject to change.
Forward-looking statements can often be identified by words such as "projects," "anticipates," "expects," "intends," "plans," "predicts," "believes," "seeks," "estimates," "may," "will," "should," "would," "could," "potential," "continue," "ongoing," similar expressions and variations or negatives of these words. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause our actual results to differ materially and adversely from those expressed in any forward-looking statement. The risks and uncertainties that could cause our results to differ materially from those expressed or implied by such forward-looking statements include the continued expansion of our product line, customer base and the total available market of our products, the continued growth in demand for our products, the continued, increased demand for industry standards-based technology, our ability to react to trends and challenges in our business and the markets in which we operate, our ability to anticipate market needs or develop new or enhanced products to meet those needs, the adoption rate of our products, our ability to establish and maintain successful relationships with our OEM partners, our ability to effectively compete in our industry, fluctuations in demand, sales cycles and prices for our products and services, our success converting design wins to revenue-generating product shipments, the continued launch and volume ramp of large customer sales opportunities, our ability to protect our intellectual property rights, our ability to successfully acquire businesses and technologies and to successfully integrate and operate these acquired businesses, our success in realizing the anticipated benefits of mergers and acquisitions, and our ability to obtain debt at competitive rates or in sufficient amounts in order to fund our contractual commitments. Furthermore, the majority of our quarterly revenue are derived from customer orders received and fulfilled in the same quarterly period. We have limited visibility into actual end-user demand as such demand impacts us and our OEM customer inventory balances in any given quarter. Consequently, this introduces risk and uncertainty into our revenue and production forecasts and business planning and could negatively impact our financial results. In addition, current uncertainty in the global economic environment poses a risk to the overall economy as businesses may defer purchases in response to tighter credit conditions, changing overall demand for our products, and negative financial news. Consequently, our results could differ materially from our prior results due to these general economic and market conditions, political events and other risks and uncertainties described more fully in our documents filed with or furnished to the Securities and Exchange Commission. Additionally, there are risks, uncertainties and assumptions in connection with the proposed transaction with NVIDIA including, (i) the risk that the proposed transaction may not be completed in a timely manner or at all, which may adversely affect Mellanox’s business and the price of the ordinary shares of Mellanox, (ii) the failure to satisfy any of the conditions to the consummation of the proposed transaction, including the approval of the merger agreement by the shareholders of Mellanox and the receipt of certain governmental and regulatory approvals, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the effect of the announcement or pendency of the proposed transaction on Mellanox’s business relationships, operating results and business generally, (v) risks that the proposed transaction disrupts current plans and operations and the potential difficulties in employee retention as a result of the proposed transaction, (vi) risks related to diverting management’s attention from Mellanox’s ongoing business operations, (vii) the outcome of any legal proceedings that may be instituted against us related to the merger agreement or the proposed transaction; and (viii) unexpected costs, charges or expenses resulting from the proposed transaction.
More information about the risks, uncertainties and assumptions that may impact our business is set forth in our annual report on Form 10-K filed with the SEC on February 22, 2019. All forward-looking statements in this press release, are based on information available to us as of the date hereof, and we assume no obligation to update these forward-looking statements. Amounts reported in this release are preliminary and subject to finalization prior to the filing of our next Quarterly Report on Form 10-Q.
Mellanox is a registered trademark of Mellanox Technologies, Ltd. All other trademarks are property of their respective owners.

Mellanox Technologies, Ltd.
Condensed Consolidated Statements of Operations
(in thousands, except per share data, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018

Total revenues	$335,251	$279,211	$950,792	$798,673
Cost of revenues	117,717	95,562	335,837	288,228
Gross profit	217,534	183,649	614,955	510,445
Operating expenses:
Research and development	107,380	92,930	298,914	266,508
Sales and marketing	41,166	36,344	120,565	111,511
General and administrative	20,106	13,895	58,576	54,046
Restructuring and impairment charges	20	947	1,198	10,308
Total operating expenses	168,672	144,116	479,253	442,373
Income from operations	48,862	39,533	135,702	68,072
Interest and other, net	1,716	1,046	12,215	175
Income before taxes on income	50,578	40,579	147,917	68,247
Provision for (benefit from) taxes on income	6,399	3,522	16,689	(23,179)
Net income	$44,179	$37,057	$131,228	$91,426
Net income per share — basic	$0.80	$0.70	$2.40	$1.74
Net income per share — diluted	$0.78	$0.68	$2.33	$1.68
Shares used in computing net income per share:
Basic	55,180	53,232	54,708	52,560
Diluted	56,735	54,612	56,405	54,383

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except percentages, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Reconciliation of GAAP net income to non-GAAP:
GAAP net income	$44,179	$37,057	$131,228	$91,426
Adjustments:
Share-based compensation expense:
Cost of revenues	1,010	515	2,523	1,341
Research and development	17,317	10,395	45,044	26,909
Sales and marketing	7,434	4,645	19,590	11,890
General and administrative	5,465	3,601	15,260	8,906
Total share-based compensation expense	31,226	19,156	82,417	49,046
Amortization of acquired intangibles:
Cost of revenues	9,763	10,226	29,207	32,214
Research and development	196	196	582	582
Sales and marketing	1,567	2,033	4,977	6,297
Total amortization of acquired intangibles	11,526	12,455	34,766	39,093
Settlement costs:
Cost of revenues	—	—	—	9,161
Total settlement costs	—	—	—	9,161
Acquisition and other charges:
Cost of revenues	25	—	25	—
Research and development	25	92	347	466
Sales and marketing	5	30	143	238
General and administrative	3,407	1,003	11,495	15,200
Total acquisition and other charges	3,462	1,125	12,010	15,904
Restructuring and impairment charges:
Operating expense	20	947	1,197	10,308
Interest and other, net	—	—	1,755	—
Total restructuring and impairment charges	20	947	2,952	10,308
Gain on investments in privately-held companies:
Interest and other, net	—	—	(9,569)	—
Non-operating foreign exchange loss:
Interest and other, net	2,306	—	6,360	—
Tax effects and adjustments	1,137	673	4,070	(25,564)
Non-GAAP net income	$93,856	$71,413	$264,234	$189,374

Reconciliation of GAAP gross profit to non-GAAP:
Revenues	$335,251	$279,211	$950,792	$798,673
GAAP gross profit	217,534	183,649	614,955	510,445
GAAP gross margin	64.9%	65.8%	64.7%	63.9%
Share-based compensation expense	1,010	515	2,523	1,341
Amortization of acquired intangibles	9,763	10,226	29,207	32,214
Acquisition and other charges	25	—	25	—
Settlement costs	—	—	—	9,161
Non-GAAP gross profit	$228,332	$194,390	$646,710	$553,161
Non-GAAP gross margin	68.1%	69.6%	68.0%	69.3%

Mellanox Technologies, Ltd.
Reconciliation of Non-GAAP Adjustments
(in thousands, except per share data, unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2019	2018	2019	2018
Reconciliation of GAAP operating expenses to non-GAAP:
GAAP operating expenses	$168,672	$144,116	$479,253	$442,373
Share-based compensation expense	(30,216)	(18,641)	(79,894)	(47,705)
Amortization of acquired intangibles	(1,763)	(2,229)	(5,559)	(6,879)
Acquisition and other charges	(3,437)	(1,125)	(11,985)	(15,904)
Restructuring and impairment charges	(20)	(947)	(1,197)	(10,308)
Non-GAAP operating expenses	$133,236	$121,174	$380,618	$361,577

Reconciliation of GAAP income from operations to non-GAAP:
GAAP income from operations	$48,862	$39,533	$135,702	$68,072
GAAP income from operations %	14.6%	14.2%	14.3%	8.5%
Share-based compensation expense	31,226	19,156	82,417	49,046
Settlement costs	—	—	—	9,161
Amortization of acquired intangibles	11,526	12,455	34,766	39,093
Acquisition and other charges	3,462	1,125	12,010	15,904
Restructuring charges	20	947	1,197	10,308
Non-GAAP income from operations	$95,096	$73,216	$266,092	$191,584
Non-GAAP income from operations %	28.4%	26.2%	28.0%	24.0%

Shares used in computing GAAP diluted earnings per share	56,735	54,612	56,405	54,383
Adjustments:
Effect of dilutive securities under GAAP	(1,555)	(1,380)	(1,697)	(1,823)
Total options vested and exercisable	288	483	288	483
Shares used in computing non-GAAP diluted earnings per share	55,468	53,715	54,996	53,043

GAAP diluted net income per share	$0.78	$0.68	$2.33	$1.68
Adjustments:
Share-based compensation expense	0.55	0.35	1.45	0.90
Amortization of acquired intangibles	0.20	0.23	0.62	0.72
Settlement costs	—	—	—	0.17
Acquisition and other charges	0.06	0.02	0.21	0.29
Restructuring and impairment charges	—	0.02	0.05	0.19
Gain on investments in privately-held companies:	—	—	(0.17)	—
Non-operating foreign exchange loss	0.04	—	0.11	—
Tax effects and adjustments	0.02	0.01	0.07	(0.47)
Effect of dilutive securities under GAAP	0.05	0.03	0.15	0.12
Total options vested and exercisable	(0.01)	(0.01)	(0.02)	(0.03)
Non-GAAP diluted net income per share	$1.69	$1.33	$4.80	$3.57

Mellanox Technologies, Ltd.
Condensed Consolidated Balance Sheets
(in thousands, unaudited)

	September 30,	December 31,
	2019	2018
ASSETS
Current assets:
Cash and cash equivalents	$52,638	$56,766
Short-term investments	689,823	381,724
Accounts receivable, net	202,561	150,625
Inventories	84,927	104,381
Other current assets	19,700	16,942
Total current assets	1,049,649	710,438
Property and equipment, net	112,860	105,334
Intangible assets, net	156,564	179,328
Goodwill	473,916	473,916
Other long-term assets	156,956	118,182
Total assets	$1,949,945	$1,587,198
LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
Accounts payable	$84,147	$70,336
Accrued and other liabilities	159,721	121,878
Deferred revenue	23,325	20,558
Total current liabilities	267,193	212,772
Deferred revenue, long-term	22,257	18,665
Other long-term liabilities	108,227	54,113
Total liabilities	397,677	285,550

Shareholders’ equity:
Ordinary shares	240	233
Additional paid-in capital	1,096,744	982,677
Accumulated other comprehensive income (loss)	2,964	(1,051)
Retained earnings	452,320	319,789
Total shareholders’ equity	1,552,268	1,301,648
Total liabilities and shareholders' equity	$1,949,945	$1,587,198

Mellanox Technologies, Ltd.
Condensed Consolidated Statement of Cash Flows
(in thousands, unaudited)

	Nine Months Ended September 30,
	2019	2018

Cash flows from operating activities:
Net income	$131,228	$91,426
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	72,018	77,455
Deferred income taxes	—	(27,973)
Share-based compensation	82,417	49,046
Gain on short-term investments, net	(10,526)	(3,135)
Gain on investments in privately-held companies	(9,569)	—
Impairment charges	3,045	2,806
Changes in assets and liabilities:
Accounts receivable	(51,936)	11,441
Inventories	15,558	(41,837)
Prepaid expenses and other assets	10,534	(128)
Accounts payable	10,850	13,661
Accrued and other liabilities	23,404	(4,273)
Net cash provided by operating activities	277,023	168,489

Cash flows from investing activities:
Purchase of short-term investments	(619,256)	(228,229)
Proceeds from sales and maturities of short-term investments	325,787	156,744
Proceeds from sales of property and equipment	48	3,239
Purchase of property and equipment	(26,951)	(28,992)
Purchase of intangibles and other assets	(4,298)	(7,428)
Proceeds from sale of an investment in a privately-held company	16,887	—
Purchase of investments in privately-held companies	(4,319)	(7,500)
Acquisition, net of cash acquired	—	(7,379)
Net cash used in investing activities	(312,102)	(119,545)

Cash flows from financing activities:
Principal payments on term debt	—	(74,000)
Payments on intangible asset financings	(8,590)	(6,519)
Proceeds from share issuances through employee stock plans	31,657	33,267
Net cash provided by (used in) financing activities	23,067	(47,252)

Net increase (decrease) in cash, cash equivalents, and restricted cash	(12,012)	1,692
Cash, cash equivalents, and restricted cash at beginning of period	64,650	70,498
Cash, cash equivalents, and restricted cash at end of period	$52,638	$72,190